                                                                   Exhibit 10.13

                           U.S. HELICOPTER CORPORATION

      The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated August 4, 2004 between U.S. Helicopter Corporation (the "Company") and Cornell Capital Partners, LP (the "Investor") (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: August 4, 2004

                                           Signature

                                                 /s/ Col. Clinton Pagano
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                                           Col. Clinton Pagano
                                           109 Church Road
                                           Milford, NJ 08848

                                           Redacted
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